Reporting Entity	12 Months Ended
Dec. 31, 2022
Disclosure of Reporting Entity Abstract
REPORTING ENTITY

NOTE 1. REPORTING ENTITY

The consolidated financial report covers the entity of Integrated Media Technology Limited (“IMTE”) and its controlled entities for the years ended December 31, 2022, 2021 and 2020 which were authorized for issue by the Board of Directors on April 26, 2023. IMTE is a for-profit public company limited by shares, incorporated and domiciled in Australia whose shares are publicly traded on the NASDAQ Capital Markets. IMTE is an investment holding company and its subsidiaries carry out the business of the Group in Australia, Korea, and Malaysia.

The Company and its subsidiaries are referred to as the “Group”.

Going Concern

The Group’s consolidated financial statements are prepared using International Financial Reporting Standards as issued by the International Accounting Standards Board applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Group has not yet established an ongoing source of revenue sufficient to cover its operating costs and allow it to continue as a going concern. As of December 31, 2022, the Group had generated a net loss A$13,862,503, and used cash in operating activities in the amount of A$17,850,642, and accumulated losses of A$49,784,862. The ability of the Group to continue as a going concern is dependent on the Group obtaining adequate capital to fund operating losses until it becomes profitable. If the Group is unable to obtain adequate capital, it could be forced to cease or reduce its operations.

In order to continue as a going concern, the Group will need, among other things, additional capital resources. For the year ended December 31, 2022, the funds raised were used for the build out of infrastructure, purchase of equipment and working capital. The Group will need to continue to raise funds through the sale of its equity securities and issuance of debt instruments to obtain additional operating capital. The Group will continue to be dependent upon its ability, and will continue to attempt, to secure additional equity and/or debt financing until the Group can earn revenue and realize positive cash flow from its operations.

There are no assurances that the Group will be successful in earning revenue and realizing positive cash flow from its operations. Without sufficient financing it would be unlikely that the Group will continue as a going concern.

Based on the Group’s current rate of cash outflows, cash on hand and proceeds from the recent sales of equity securities and convertible notes after the year ended, management believes that its current cash may not be sufficient to meet the anticipated cash needs for working capital for the next 12 months for the investments in the switchable glass and Halal operations.

The Group’s plans with respect to its liquidity issues include, but are not limited to, the following:

1)	Continue to raise financing through the sale of its equity and/or debt securities;

2)	Continue developing its business, products and services and seek strategic partnerships and cooperative arrangement to grow our revenue and profitability.

The ability of the Group to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraphs and eventually secure other sources of financing and achieve profitable operations. These consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might result from this uncertainty.

The consolidated financial statements of the Group are presented in Australian Dollars (“A$”), unless otherwise stated.